                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
          (including the associated Preferred Share Purchase Rights)

                                      and

                  Shares of ESOP Convertible Preferred Stock

                                      of

                            TJ International, Inc.

           Pursuant to the Offer to Purchase Dated November 30, 1999

                                      by

                                  WTJ, Inc.,

                         a wholly owned subsidiary of

                             Weyerhaeuser Company

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 P.M., NEW YORK CITY TIME
         ON WEDNESDAY, JANUARY 5, 2000, UNLESS THE OFFER IS EXTENDED.

          To: First Chicago Trust Company of New York, as Depositary

        By Mail:            By Overnight Courier:              By Hand:



  First Chicago Trust        First Chicago Trust         First Chicago Trust
        Company                    Company                     Company
      of New York                of New York                 of New York
       Suite 4660             Corporate Actions,       c/o Securities Transfer
     P.O. Box 2569                Suite 4660                     and
 Jersey City, NJ 07303-      525 Washington Blvd,      Reporting Services Inc.
          2569                    3rd Floor            Attn: Corporate Actions
                            Jersey City, NJ 07310        100 William Street,
                                                               Galleria
                                                          New York, NY 10038

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined herein) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined herein) at the Book-Entry Transfer Facility as defined in and pursuant to the procedures described in Section 2 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificated Stockholders". Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to
Purchase) must tender their Shares in accordance with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.
                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in exactly as
   name(s) appear(s) on                            Shares Tendered
     certificate(s))                         (Attach list, if necessary)
----------------------------------------------------------------------------------------
                                                                              Number of
                                Share      Number of Shares    Number of      Preferred
                             Certificate    Represented by   Common Shares      Shares
                             Number(s)(1)  Certificate(s)(1)  Tendered(2)    Tendered(2)
                            ------------------------------------------------------------

                            ------------------------------------------------------------

                            ------------------------------------------------------------

                            ------------------------------------------------------------

                            ------------------------------------------------------------

                             Total Shares

-------------------------------------------------------------------------------
 (1)  Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

  Holders of Common Shares (as defined below) will be required to tender one Right (as defined herein) for each Common Share tendered to effect a valid tender of such Common Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Common Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Common Shares will constitute a tender of the associated Rights. If, however, pursuant to the Rights Agreement (as defined herein) or otherwise, a Distribution Date does occur, certificates representing a number of Rights equal to the number of Common Shares being tendered must be delivered to the Depositary in order for such Common Shares to be validly tendered. If a Distribution Date has occurred, a tender of Common Shares without Rights constitutes an agreement by the tendering stockholder to deliver certificates representing a number of Rights equal to the number of Common Shares tendered pursuant to the Offer to the Depositary within three trading days (as defined herein) after the date such certificates are distributed. The Purchaser (as defined herein) reserves the right to require that it receive such certificates prior to accepting Common Shares for payment. Payment for Common Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.


 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution ___________________________________________

   Account Number __________________________________________________________

   Transaction Code Number _________________________________________________

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owners(s) _________________________________________

   Date of Execution of Notice of Guaranteed Delivery ______________________

   Name of Institution that Guaranteed Delivery ____________________________

   If delivered by book-entry transfer:

     Name of Tendering Institution _______________________________________

     Account Number at Book-Entry Transfer Facility ______________________

     Transaction Code Number _____________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to WTJ, Inc., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of Weyerhaeuser Company, a Washington corporation, the above-described shares of common stock, par value $1.00 per share (the "Common Shares"), and the above-described shares of ESOP Convertible Preferred Stock (the "Preferred Shares" and together with the Common Shares, the "Shares") of TJ International, Inc., a Delaware corporation (the "Company"), together, in the case of the Common Shares, with the associated Preferred Share Purchase Rights (the "Rights") issued pursuant to the Company's Rights Agreement dated August 26, 1999 (as amended from time to time, the "Rights Agreement"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 30, 1999 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to Common Shares include the associated Rights, and all references to Rights include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement.

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after November 23, 1999), and irrevocably constitutes and appoints First Chicago Trust Company of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after November 23, 1999) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.

  The undersigned hereby irrevocably appoints Robert A. Dowdy and Sandy D. McDade, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after November 23, 1999). This appointment is effective when, and only to the extent that, the Purchaser accepts such Shares for payment as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

  Number of Shares represented by the lost or destroyed certificates:


 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
      Instructions 5, 6 and 7)               (See Instructions 5, 6 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for the purchase price          the check for the purchase price
 of Shares accepted for payment            of Shares accepted for payment
 are to be issued in the name of           are to be sent to someone other
 someone other than the under-             than the undersigned, or to the
 signed.                                   undersigned at an address other
                                           than that above.
 Issue[_] Check   [_] Certifi-
 cate(s) to:                               Mail[_] Check   [_] Certifi-
                                           cate(s) to:
 Name _____________________________
           (Please Print)                  Name______________________________
                                                     (Please Print)
 Address __________________________
                                           Address __________________________
 __________________________________
         (Include Zip Code)                __________________________________
                                                   (Include Zip Code)
 __________________________________
    (Taxpayer Identification or            __________________________________
      Social Security Number)                 (Taxpayer Identification or
                                                Social Security Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

(right arrow) ------------------------------------------------------- (left arrow)

(right arrow) ------------------------------------------------------- (left arrow)

            (Signature(s) of Stockholder(s))

 Dated:

 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see
 Instruction 5.)

 Name(s)________________________________________________

 -------------------------------------------------------
                     (Please Print)

 Capacity (Full Title) _________________________________

 Address _______________________________________________

 -------------------------------------------------------
                   (Include Zip Code)

 Daytime Area Code and Telephone No. ___________________

 Taxpayer Identification or
 Social Security Number ________________________________
                         (See Substitute Form W-9)

                GUARANTEE OF SIGNATURE(S)
         (If Required--See Instructions 1 and 5)

 -------------------------------------------------------
                 (Authorized Signature)

 -------------------------------------------------------
                   Name (Please Print)

 -------------------------------------------------------
                      Name of Firm

 -------------------------------------------------------
                         Address

 -------------------------------------------------------
                   (Include Zip Code)

 -------------------------------------------------------
           Daytime Area Code and Telephone No.

 Dated:

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), property completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer described herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in
Section 2 of the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq Stock Market is open for business.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Waiver of Conditions. The Purchaser reserves the right, subject to the Merger Agreement and to the applicable rules and regulations of the Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. If any of the conditions of the Offer set (other than the Minimum Condition (as defined in the Offer to Purchase)) is not satisfied on the Expiration Date, then, if requested by the Company, the Purchaser must extend the

Offer one or more times (the period of each such extension to be determined by the Purchaser) for up to 30 days in the aggregate for all such extensions, provided that at the time of such extension any such condition is reasonably capable of being satisfied and the Company has not received a Takeover Proposal (as defined in the Offer to Purchase).

  9. 31% Backup Withholding. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
    SUBSTITUTE          CERTIFY BY SIGNING AND             Social Security
    Form W-9            DATING BELOW                          Number(s)
                                                                 OR

                                                       Taxpayer identification
                                                              Number(s)


                        Part 2--Certification--Under penalties of perjury, I
                        certify that:
    Department of
    the Treasury        (1) the number shown on this form is my      Part 3--
    Internal                correct Taxpayer Identification
    Revenue Service         Number (or I am waiting for a number
                            to be issued to me) and
                                                                     Awaiting
                        (2) I am not subject to backup                TIN [_]
                            withholding because (a) I am exempt     -----------
                            from backup withholding or (b) I have
                            not been notified by the Internal
                            Revenue Service (the "IRS") that I am
                            subject to backup withholding as a
                            result of a failure to report all
                            interest or dividends or (c) the IRS
                            has notified me that I am no longer
                            subject to backup withholding.
                       --------------------------------------------------------

                                                                     Part 4--
    Payer's                                                         Exempt TIN
    Request for                                                         [_]
    Taxpayer
    Identification Number
    (TIN)
                       --------------------------------------------------------
                        Certification instructions--You must cross out item
                        (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding be-cause of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stat-ing that you are no longer subject to backup with-holding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part
                        4 above.

SIGN
HERE
    --------------------------------------------------------------------------
(right
arrow)

    SIGNATURE ____________________________________      DATE _________________
            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                     THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

    -----------------------------------------------      --------------------
                       Signature                                 Date

    NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:

                                [LOGO] GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS INC.
                          17 State Street, 10th Floor
                            New York, New York 10004

                 Banks and Brokers Call Collect: (212) 440-9800

                   All others Call Toll-Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-6531

November 30, 1999